KeyCorp Strategic Minority Equity Investment from Scotiabank August 12, 2024 Chris Gorman Chairman and Chief Executive Officer Clark Khayat Chief Financial Officer Exhibit 99.2

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 including, but not limited to, KeyCorp’s expectations or predictions of future financial or business performance or conditions. Forward-looking statements are typically identified by words such as “believe,” “seek,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “contemplate,” “explore,” “positions,” “plan,” “predict,” “project,” “forecast,” “guidance,” “goal,” “objective,” “prospects,” “possible,” “potential,” “strategy,” “opportunities,” or “trends,” by future conditional verbs such as “assume,” “will,” “would,” “should,” “could” or “may”, or by variations of such words or by similar expressions. These forward-looking statements are based on assumptions that involve risks and uncertainties, which are subject to change based on various important factors (some of which are beyond KeyCorp’s control.) Actual results may differ materially from current projections. Actual outcomes may differ materially from those expressed or implied as a result of the factors described under “Forward-looking Statements” and “Risk Factors” in KeyCorp’s Annual Report on Form 10-K for the year ended December 31, 2023 and in other filings of KeyCorp with the Securities and Exchange Commission (the “SEC”). Such forward-looking statements speak only as of the date they are made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after that date or to reflect the occurrence of unanticipated events. For additional information regarding KeyCorp, please refer to our SEC filings available at www.key.com/ir. This document contains GAAP financial measures and non-GAAP financial measures where management believes it to be helpful in understanding Key’s results of operations or financial position. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found in the appendix to this presentation. Certain returns, yields, performance ratios, or quarterly growth rates are presented on an “annualized” basis. This is done for analytical and decision-making purposes to better discern underlying performance trends when compared to full-year or year-over-year amounts.   Income from tax-exempt earning assets is increased by an amount equivalent to the taxes that would have been paid if this income had been taxable at the federal statutory rate. This adjustment puts all earning assets, most notably tax-exempt municipal securities, and certain lease assets, on a common basis that facilitates comparison of results to results of peers. Certain income or expense items may be expressed on a per common share basis. This is done for analytical and decision-making purposes to better discern underlying trends in total consolidated earnings per share performance excluding the impact of such items. When the impact of certain income or expense items is disclosed separately, the after-tax amount is computed using the marginal tax rate, with this then being the amount used to calculate the earnings per share equivalent. GAAP: Generally Accepted Accounting Principles Forward-looking Statements 2

Strategic Investment Highlights

Opportunistic raise accelerates capital and earnings improvement while strengthening Key's strategic position

- ✓ ~$2.8Bn strategic minority investment from a significant global financial institution at an attractive market premium
- ✓ Fortifies capital position: ~195–200bps increase in reported and marked CET1 ratios
  - ~80–110bps[3] increase in reported CET1 net of contemplated securities repositioning[1]
- ✓ Contemplated securities repositioning accelerates expected profitability and liquidity improvements, resulting in 2025 EPS accretion[1]
- ✓ Strengthened financial position enhances Key's ability to pursue attractive organic growth opportunities in core businesses
- ✓ Potential to explore new client and revenue opportunities with The Bank of Nova Scotia ("Scotiabank") in the future
- ✓ Enables Key to navigate an uncertain environment from a position of strength and take advantage of dislocations in the market

Pro forma metrics *(includes illustrative securities repositioning[1])*	**~11.3–11.6%** CET1[1,3]	**~9.1–9.4%** CET1 adjusted for AOCI[1,2,3]	**Accretive** to consensus 2025E and to 2026E EPS[1]	**~10%** accretion to TBVPS

Note: Financial data as of June 30, 2024; Market data as of August 9, 2024; Numbers subject to adjustment of actual shares outstanding at calculation of issuances
(1) Any contemplated actions undertaken subject to market conditions and satisfaction of all regulatory requirements; includes strategic minority investment and illustrative balance sheet repositioning wherein Key utilizes roughly half of capital raised and reinvests proceeds in liquid securities at current market forward rate; (2) Adjusted for unrealized AFS Securities and Pension losses; (3) Based on potential DTA deduction

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Size ~$2.8Bn, representing ~14.9% pro forma ownership Pricing Fixed price of $17.17 Structure Scotiabank to purchase 163MM shares of common stock: Initial purchase of 4.9% upon expiration of HSR¹ waiting period Additional investment of 10% upon Fed approval Board Right to designate two individuals to serve on our Board once ownership exceeds 10% One Scotiabank senior officer One third party designated by Scotiabank and reasonably acceptable to KeyCorp Close Anticipated timing: Initial investment: anticipate end of August Additional investment: expect to close in 1Q25 Standstill Customary standstill agreement for five years Preemptive rights Customary preemptive rights to participate ratably in future common equity issuances by Key for cash Transaction Summary Investment structured on attractive terms with standard governance protections Note: Financial data as of June 30, 2024; Market data as of August 9, 2024; Numbers subject to adjustment of actual shares outstanding at calculation of issuances (1) Hart-Scott-Rodino Antitrust Improvements Act of 1976; 30-day waiting period set to expire at 11:59PM on August 28, 2024 4 Scotiabank to vote in-line with the Board’s recommendations with limited exceptions

Contemplated Securities Repositioning

Contemplated repositioning accelerates timing of expected profitability, liquidity and capital improvements[1]

- Upon closing, Key intends to evaluate repositioning the securities portfolio by selling low-yielding, longer duration AFS securities and reinvesting proceeds in higher-yielding, more liquid securities
- Contemplate selling low-yielding securities that will result in a one-time after-tax loss of approximately half of the capital raised
- Expect to reinvest proceeds in higher-yielding, more liquid securities that will pull forward ~$400MM of additional NII
- Illustrative repositioning estimated to result in[1]:
  - ✓ Improvement in 2025E and 2026E NIM and ROAA
  - ✓ Accretive to 2025E and to 2026E EPS
  - ✓ Enhanced liquidity
  - ✓ Shorter duration balance sheet
  - ✓ Stronger capital generation

AFS Securities Investment Portfolio



AFS Securities by yield (fair value)
WA Yield² 2.13%
61%
39%
$37.5bn total AFS fair value
AFS Securities by maturity (fair value)
WA maturity 6.3 yrs
16%
17%
27%
41%
% below WA yield²
% above WA yield²
< 1 year
1–5 years
5–10 years
> 10 years

Projected AOCI Impacts

$ in billions



AOCI Position
6/30/2024
AFS AOCI
Other AOCI
($4.3)
($5.1)
($2.8)
($3.6)
AOCI Forward Rates
YE 2026
($2.9)
($3.2)
($1.6)
($1.7)
Previously disclosed AOCI trajectory
Contemplated balance sheet repositioning¹

Note: Financial data as of June 30, 2024; Market data as of August 9, 2024; Numbers subject to adjustment of actual shares outstanding at calculation of issuances
(1) Any contemplated actions undertaken subject to market conditions and satisfaction of all regulatory requirements; includes strategic minority investment and illustrative balance sheet repositioning wherein Key utilizes roughly half of capital raised and reinvests proceeds in liquid securities at current market forward rate; (2) Weighted-average yields are calculated based on amortized cost. Such yields have been adjusted to a TE basis using the statutory federal income tax rate of 21%

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Financial Impacts

Capital raise and contemplated repositioning bolsters balance sheet strength and earnings generation[1]

		Standalone	Illustrative: Pro forma for capital raise[2]	Illustrative: Pro forma for capital raise and contemplated repositioning[1]
Capital	CET1	10.5%	12.4%	11.3–11.6%[5]
	AOCI-adjusted CET1[3]	7.3%[4]	9.3%	9.1–9.4%[5]
	Tier 1 capital	12.2%	14.2%	13.0–13.3%[5]
	Tier 1 leverage	9.1%	10.4%	9.4–9.6%[5]
Liquidity	Cash / assets	9.0%	10.3%	10.3%
Earnings capacity	2025E earnings ($MM)	–	~5% +/-	~20% +/-
Per share	2025E EPS[6]	–	~(10%)	Low single-digit accretion
	2026E EPS[6]	–	~(10%)	Slightly accretive
	TBVPS	–	~10%	~10%

Source: FactSet, S&P Global Market Intelligence; Note: Financial data as of June 30, 2024; Market data as of August 9, 2024; Numbers subject to adjustment of actual shares outstanding at calculation of issuances
(1) Any contemplated actions undertaken subject to market conditions and satisfaction of all regulatory requirements; includes strategic minority investment and illustrative balance sheet repositioning where in Key utilizes roughly half of capital raised and reinvests proceeds in liquid securities at current market forward rate; (2) Adjusted for ~$2.8Bn strategic minority investment; (3) Adjusted for unrealized AFS Securities and Pension losses; (4) Non-GAAP measure: see appendix for reconciliation; (5) Based on potential DTA deduction; (6) Assumes capital raise and contemplated balance sheet repositioning both occur in early 2025; excludes the impact of one-time securities repositioning charge

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2Q24 Note: Financial data as of June 30, 2024, or most recent available; Market data as of August 9, 2024; Numbers subject to adjustment of actual shares outstanding at calculation of issuances (1) Any contemplated actions undertaken subject to market conditions and satisfaction of all regulatory requirements; includes strategic minority investment and illustrative balance sheet repositioning wherein Key utilizes roughly half of capital raised and reinvests proceeds in liquid securities at current market forward rate; (2) Adjusted for unrealized AFS Securities and Pension losses; (3) Based on potential DTA deduction; (4) Non-GAAP measure: see appendix for reconciliation 2Q24 Pro forma ~70–95bps³ above peer median CET1 CET1 AOCI-adjusted CET1² Capital Benchmarking Strengthened financial profile provides a competitive advantage to Key 7 Pro forma for capital raise and illustrative repositioning¹ Pro forma for capital raise Pro forma ~90–120bps³ above peer median AOCI-adj. CET1² ~+80–110bps³ ~+185–210bps³ Pro forma for capital raise and illustrative repositioning¹ Pro forma for capital raise 4

Capital Enables Investments in Organic Focus Areas

Differentiated fee businesses

KBCM

+8-9%

Investment Banking CAGR[1]

Wealth

+$3Bn

Key Private Client household asset growth[2]

Payments

+9%

YoY Growth in Commercial Deposits[3]

Proven track record with organic and inorganic targeted investments

2011 – 2024E[4] Key Private Client Trust & Investment Services Income[5], Investment Banking & Debt Placement, and Cards & Payments Fees


~8% CAGR[6]
2011
2024
Pacific Crest Securities
Purchase Card
Cain Brothers
Merchant
Asset Backed Securitization
Avid Xchange
Renewables M&A Team
Embedded Banking
Unitranche Funds
Key Private Client
Blackstone Partnership

(1) 2011 – 2024 CAGR; FY2024 value is estimated; (2) Growth since inception in March of 2023; (3) Average deposit balances; (4) Estimated FY2024 figures; (5) Key Private Client Trust and Investment Services Income from Mass Affluent customers; (6) 2011-2024 CAGR; growth in fees from trust & investment services Income from Key Private Client, investment banking & debt placement fees, and cards and payments fees

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AUM = Assets Under Management (1) Loan Balances are as of period-end; KEY C&I loans in 2010 – 2015 include FNFG business loans; (2) H8 C&I Loans: All Commercial Banks, Not Seasonally Adjusted; (3) As of December 31, 2023, average commercial loans, peers include CFG, HBAN, PNC, TFC, USB, RF, and ZION based on information disclosed in 10-Ks; (4) As of December 31, 2023; peers include FITB, HBAN, MTB, ZION; (5) Data as 1Q24; Industry data from Curinos; (6) Industry data from the 2023 McKinsey Global Payments Report IB&DP: Fees as a % of Commercial Loans³ 2019-2023 Key H8 Proven Model Wealth: AUM as a % of Total Assets⁴ Payments: Commercial Operating Deposits as a % of Total Commercial Deposits⁵ 9 C&I Loan Growth 2010-20231,2 Payments: Revenue Growth 2017-2022 CAGR⁶ Momentum in fee businesses C&I loan growth

Strategic investment at a premium Fortifies capital Improves financial profile Explore mutually beneficial commercial opportunities in future Navigate an uncertain environment from a position of strength Flexibility to pursue opportunities in core businesses and markets Key Takeaways Strategic investment enables Key to seize future growth opportunities while fortifying the balance sheet 10

Appendix

GAAP to Non-GAAP Reconciliation 12 (1) Under the current applicable regulatory capital rules, Key has made the AOCI opt out election, which enables us to exclude components of AOCI from regulatory capital, notably the AOCI relative to securities and pension. Adjusted CET1 ratio is a non-GAAP measure and is calculated based on Common Equity Tier 1 capital, inclusive of the AOCI impact from securities and pension, divided by risk weighted assets. We believe this non-GAAP measure provides useful information in light of the potential for change in the regulatory capital framework CET1 – AOCI Impact1 ($ in millions) 2Q23 3Q23 4Q23 1Q24 2Q24 Common Equity Tier 1 (A) $ 14,887 $ 15,007 $ 14,894 $ 14,821 $ 14,893 Add: AFS and Pension Accumulated Other Comprehensive Income (Loss) (4,961) (5,581) (4,573) (4,608) (4,530) Adjusted Common Equity Tier 1 (B) $ 9,926 $ 9,426 $ 10,321 $ 10,213 $ 10,363 Risk Weighted Assets (C) $ 160,422 $ 152,672 $ 148,575 $ 144,295 $ 142,179 Common Equity Tier 1 Ratio (A/C) 9.28% 9.83% 10.02% 10.27% 10.47 % Adjusted CET1 Ratio (B/C) 6.19% 6.17% 6.95% 7.08% 7.29%